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                 SECURITIES AND EXCHANGE COMMISSION
                     Washington D. C.  20549



                            FORM 8-K

                         CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934



Date  of Report (Date of earliest event reported):  July 1, 1997




                        PENNZOIL COMPANY
     (Exact name of registrant as specified in its charter)

                           Delaware
         (State or other jurisdiction of incorporation)


                 1-5591                           74-1597290
       (Commission File Number)                (I.R.S. Employer
                                                Identification No.)


Pennzoil Place, P.O. Box 2967
Houston, Texas                                      77252-2967
(Address of principal                              (Zip code)
 executive offices)


(Registrant's telephone number, including area code): (713) 546-4000

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Item 5.     Other Events.

            On July 1, 1997, Sections 9 and 10 of Article I of the By-laws of Pennzoil Company (the "Company") were amended to provide, among other things, that written notices of stockholder nominations of director candidates and other proposals to be presented at an annual meeting of stockholders must be delivered to, or mailed and received at, the principal executive offices of the Company not less that 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders.

            The Company's By-laws, as amended through July 1,
1997, are contained in Exhibit 1 hereto and are incorporated herein by reference.


Item 7.     Financial Statement and Exhibits.

            (c)   Exhibits


Description

1.      By-laws of Pennzoil Company, as amended
        through July 1, 1997.

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                            SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act  of  1934, the Registrant has duly caused this report  to  be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.




                                   PENNZOIL COMPANY




 Date: July 10, 1997               By:  DAVID P. ALDERSON, II
                                        David P. Alderson, II
                                        Group Vice President